Exhibit 99.1

Algoma Steel Inc. Reports Strengthening Financial Position for the year ended March 31, 2021

SAULT STE. MARIE, ON, June 17, 2021 /PRNewswire/ - Algoma Steel Inc.'s ("Algoma Steel" or the "Company") transformation journey is on track, as signaled today with the strong financial results reported for the fiscal year ended March 31, 2021.  Unless otherwise specified, all amounts are in Canadian dollars.

For the fourth quarter, Algoma Steel reported a net income of $114 million, up from a loss of $73.5 million in the prior quarter and up from $19 million in the fourth quarter of fiscal 2020.

The strong performance for the year is attributable to both revenue and cost factors, as Algoma has controlled costs and solidified its financial and liquidity position while capitalizing on the strong demand for steel.   Improving market dynamics, with higher selling prices and increased shipments favourably impacted revenues. Shipments for the fourth quarter were 622,000 tons culminating in steel revenue of $633 million, up 50% from $421 million in the prior quarter and up 28% from $493 million in the fourth quarter of fiscal 2020.

Benefits realized from strategic investments in our operating facilities combined with continued cost containment initiatives resulted in EBITDA for the fourth quarter of $167 million and $199.2 million for the fiscal year ended March 31, 2021. EBITDA is a non-GAAP/IFRS measure of profitability, used by management as an indicator of the operational health of the business.

On May 24th, 2021, the Company announced a definitive merger agreement between its Canadian parent company ("Algoma") and Legato Merger Corp. ("Legato",NASDAQ: LEGO, LEGOU, LEGOW), paving the way for a return to public markets.  The transaction, together with a concurrent private placement of shares, is expected to provide Algoma Steel with up to USD 306 million of new equity capital, giving the Company increased flexibility to continue with strategic and transformational investments in the business.

Algoma Steel's Chief Executive Officer Michael McQuade remarked on the Company's strengthening performance, "I attribute these results to the concerted efforts of our employees. Our continued focus on safety is demonstrated by our outperformance of the lost-time injury rate for our industry and the fact that we have kept our workplace COVID-free.  Together we have achieved substantial cost reductions over the year, all while increasing shipments of quality steel products to our customers. These results, together with the merger, position Algoma Steel for growth in pursuit of strategic initiatives in our sustainability transformation."

Cautionary Information About Forward-Looking Statements

This news release contains forward-looking statements within the meaning of applicable securities legislation, including the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "pipeline," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: the risk that the benefits of the transaction may not be realized; the risk that the transaction may not be completed in a timely manner or at all; the failure to satisfy the conditions to the consummation of the transaction, including the failure of Legato's stockholders to approve and adopt the merger agreement or the failure of Legato to satisfy the minimum cash condition following redemptions by its stockholders; the inability to complete the concurrent private placement in connection with the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be initiated following announcement of the transaction; the effect of the announcement or pendency of the transaction on Algoma's business relationships, operating results and business generally; risks that the proposed transaction could disrupt current plans and operations of Algoma; the risks associated with the steel industry generally; the ability of Algoma to implement and realize its business plans; the risk of downturns and a changing regulatory landscape in Algoma's highly competitive and cyclical industry; and changes in general economic conditions, including as a result of the COVID-19 pandemic. The foregoing list of factors is not exhaustive and readers should also consider the other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Legato's final prospectus dated January 19, 2021 relating to its initial public offering (the "Legato Final Prospectus") and in subsequent filings with the Securities and Exchange Commission (the "SEC"), including the proxy statement/prospectus described below that will be filed by Algoma and Legato in connection with the transaction. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Algoma and Legato assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

This news release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law.

In connection with the proposed transaction between Algoma and Legato, Algoma will file with the SEC a registration statement on Form F-4 which will include its prospectus as well as Legato's proxy statement (the "Proxy Statement/Prospectus"). Legato plans to mail the definitive Proxy Statement/Prospectus to its stockholders in connection with the transaction once available. INVESTORS AND SECURITYHOLDERS OF LEGATO ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALGOMA, LEGATO, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Algoma and Legato through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by contacting Algoma or Legato using the contact information below.

Participants in the Solicitation

Legato, Algoma and certain of their respective directors, executive officers and employees may be considered to be participants in the solicitation of proxies in connection with the transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Legato in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above when it is filed with the SEC. Additional information regarding Legato's directors and executive officers can also be found in the Legato Final Prospectus. These documents are available free of charge as described above.

Presentation of Financial Information

The Company's financial statements have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board ("IFRS") and have been audited in accordance with Canadian generally accepted auditing standards ("Canadian GAAS"). IFRS differs in certain material respects from U.S. generally accepted accounting principles ("U.S. GAAP") and Canadian GAAS differs in certain material respects from the auditing standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") applicable to public companies in the United States. As such, the Company's financial statements are not comparable to the financial statements of U.S. companies prepared in accordance with U.S. GAAP and audited in accordance with PCAOB.

About Algoma Steel Inc.

Based in Sault Ste. Marie, Ontario, Canada, Algoma is a fully integrated producer of hot and cold rolled steel products including sheet and plate. With a current raw steel production capacity of an estimated 2.8 million tons per year, Algoma's size and diverse capabilities enable it to deliver responsive, customer-driven product solutions straight from the ladle to direct applications in the automotive, construction, energy, defense, and manufacturing sectors. Algoma is a key supplier of steel products to customers in Canada and Midwest USA and is the only producer of plate steel products in Canada. The Company's mill is one of the lowest cost producers of hot rolled sheet steel (HRC) in North America owing in part to its state-of-the-art Direct Strip Production Complex ("DSPC"), which is the newest thin slab caster in North America with direct coupling to a basic oxygen furnace (BOF) melt shop.

Algoma has achieved several meaningful improvements over the last several years that are expected to result in enhanced long-term profitability for the business. Algoma has modernized its DSPC facility and recently installed its No. 2 Ladle Metallurgy Furnace. Additionally, the Company has cost cutting initiatives underway and is in the process of investing to modernize its plate mill facilities.

Today Algoma is returning to its roots as a customer-focused, entrepreneurial company with the courage and growing capability to meet the industry's challenges head-on. It is investing in its people and processes, optimizing and modernizing so that it might continue to be your partner in steel.